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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): June 14, 2002
                                                         -------------


                             SEI INVESTMENTS COMPANY
       -------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



          Pennsylvania                  0-10200                  23-1707341
       -----------------          -------------------        -------------------
        (State or Other             (Commission File          (I.R.S. Employer
        Jurisdiction of                  Number)             Identification No.)
        Incorporation)




            1 Freedom Valley Drive
              Oaks, Pennsylvania                                     19456
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   (Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code:  (610) 676-1000
                                                    ---------------


                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.      Changes in Registrant's Certifying Accountant

         On June 14, 2002, at the direction of the Board of Directors of SEI Investments Company, a Pennsylvania corporation (the "Company"), acting upon the recommendation of its Audit Committee, the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountants for the fiscal year 2002.

         Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 17, 2002, stating that it has found no basis for disagreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or "reportable events," in each case in the manner contemplated by Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits.

             Exhibits

             16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 17, 2002, filed herewith.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SEI INVESTMENTS COMPANY


                                      By: /s/ Kathy C. Heilig
                                          --------------------------------------
                                          Kathy C. Heilig
                                          Vice President and Controller



Dated: June 14, 2002